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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): May 8, 2006 (May 3, 2006)

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                                   ONEIDA LTD.
             (Exact name of registrant as specified in its charter)

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          New York                       1-5452                   15-0405700
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

163-181 Kenwood Avenue, Oneida, New York                            13421
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (315) 361-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 7.01.   REGULATION FD DISCLOSURE

             On May 3, 2006, Oneida Ltd. (the "Company") issued a press release announcing that the Bankruptcy Court for the Southern District of New York had entered an interim trading procedures order with respect to the Company's stock. The order requires, among other things, that a notice be filed with the Bankruptcy Court and provided to Oneida of the acquisition or disposition of Oneida equity securities by any person or entity who is now or becomes an owner of at least 4.5% of such securities, and that Oneida have the opportunity to object to the proposed transfer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.   FINANCIAL STATEMENTS & EXHIBITS.

             (c.)  Exhibits

                   EXHIBIT 99.1 Press Release dated May 3, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ONEIDA LTD.

                                               By: /s/ ANDREW G. CHURCH
                                                   ----------------------------
                                                        Andrew G. Church
                                                        Senior Vice President &
                                                        Chief Financial Officer

Dated: May 8, 2006